UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08403

ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006




ITEM 1.   REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT

AllianceBernstein Premier Growth Institutional Fund


Semi-Annual Report
April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
---------------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 14, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Premier Growth Institutional Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective and Policies

The Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects and attempts to identify companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations. Normally, about 40 to 60 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets. The Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Fund also may invest up to 20% of its net assets in convertible securities; invest up to 20% of its total assets in foreign (non-U.S.) securities including depository receipts or other derivative instruments representing securities of non-U.S. companies; purchase and sell exchange-traded index options and stock index futures contracts; write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets; and invest in synthetic foreign equity securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2006.

The Fund modestly underperformed its benchmark for the six-month period ended April 30, 2006. Adverse stock selection in the health care and consumer discretionary sectors, in addition to an underweighted position in the outperforming producer durables sector, detracted from the Fund's performance. The Fund benefited from excellent stock selection in the technology sector and an overweighted position in the outperforming energy sector.

For the 12-month period ended April 30, 2006, the Fund significantly outperformed its benchmark, the Russell 1000 Growth Index, and the S&P 500 Stock Index. The Fund benefited from excellent stock selection in the technology sector and good stock selection


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 1


in the consumer discretionary, health care and financial sectors. An overweighted position in the outperforming energy sector, in addition to an underweighted position in the underperforming consumer staples sector, also contributed positively to the Fund's relative performance.

Market Review and Investment Strategy

During the 12-month period ended April 30, 2006, crude oil futures rose 40% from $50.92 to $71.88 per barrel, the U.S. Federal Reserve raised short-term interest rates eight times from 2.75% to 4.75% and the yield on the 10-year Treasury note increased almost 1%. The strength and resilience of U.S. consumer spending in the face of soaring gasoline prices and rising interest rates surprised most market watchers. The Fund's Large Cap Growth Team (the "team") has long believed that the housing boom was a major buttress for consumer spending, as homeowners tapped the soaring appreciation in their homes either through sales, cash-out refinancings or home equity lines of credit.

In the past few months, the team has seen definitive signals that the long boom in the U.S. housing market appears to be cooling. New home sales are down 20% since January 2006, the inventory of unsold homes has increased significantly, and prices have stopped appreciating and have actually declined in some parts of the country. In the past few months, home equity borrowing, in the aggregate, has decreased. The critical issue now is whether consumer spending, which accounts for about 70% of gross domestic product, will weaken.


2 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Class II shares reflect a .30% sales charge. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed AllianceBernstein Premier Growth Institutional Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses on an annual basis to 0.90% and 1.20% of the average daily net assets of Class I and Class II shares, respectively.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED APRIL 30, 2006                           6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Premier Growth Institutional Fund
    Class I                                               6.17%          24.92%
    Class II                                              6.05%          24.69%
  Russell 1000 Growth Index                               7.06%          15.18%
  S&P 500 Stock Index                                     9.63%          15.41%


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006
-------------------------------------------------------------------------------
                                                                       Returns
Class I Shares
1 Year                                                                   24.92%
5 Years                                                                  -2.21%
Since Inception*                                                          3.54%

Class II Shares
1 Year                                                                   24.69%
5 Years                                                                  -2.51%
Since Inception*                                                          3.20%

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                                   23.27%
5 Years                                                                   0.31%
Since Inception*                                                          3.60%

Class II Shares
1 Year                                                                   22.87%
5 Years                                                                   0.00%
Since Inception*                                                          3.26%


* Inception Date: 1/7/98 for Class I and II shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   Beginning           Ending
                               Account Value    Account Value     Expenses Paid
                            November 1, 2005   April 30, 2006    During Period*
-------------------------------------------------------------------------------
Class I
Actual                                $1,000        $1,061.69           $4.60
Hypothetical (5% return
  before expenses)                    $1,000        $1,020.33           $4.51
-------------------------------------------------------------------------------
Class II
Actual                                $1,000        $1,060.54           $6.13
Hypothetical (5% return
  before expenses)                    $1,000        $1,018.84           $6.01
-------------------------------------------------------------------------------
* Expenses are equal to the classes' annualized expense ratios of 0.90% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $86.9


SECTOR BREAKDOWN*
O  31.0%  Technology
O  21.5%  Health Care
O  16.8%  Finance
O  11.2%  Consumer Services
O   9.8%  Energy                                        [PIE CHART OMITTED]
O   5.6%  Consumer Staples
O   3.7%  Aerospace & Defense

O   0.4%  Short-Term


TEN LARGEST HOLDINGS
April 30, 2006 (unaudited)

                                                                    Percent of
Company                                           U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Halliburton Co.                                     $3,993,465             4.6%
Apple Computer, Inc.                                 3,829,216             4.4
The Procter & Gamble Co.                             3,696,335             4.3
QUALCOMM, Inc.                                       3,624,604             4.2
Google, Inc. Cl.A                                    3,550,400             4.1
WellPoint, Inc.                                      3,429,300             3.9
Genentech, Inc.                                      3,005,067             3.5
Broadcom Corp. Cl.A                                  2,924,977             3.3
Teva Pharmaceutical Industries, Ltd. (ADR)           2,802,600             3.2
The Boeing Co.                                       2,687,090             3.1
                                                   $33,543,054            38.6%


* All data are as of April 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 7


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-100.0%
Technology-31.1%
Communication Equipment-9.4%
Corning, Inc.(a)                                        93,900      $2,594,457
Juniper Networks, Inc.(a)                               84,500       1,561,560
Motorola, Inc.                                          19,500         416,325
QUALCOMM, Inc.                                          70,600       3,624,604
                                                                  ------------
                                                                     8,196,946

Computer Hardware/Storage-4.4%
Apple Computer, Inc.(a)                                 54,400       3,829,216

Computer Peripherals-1.5%
Network Appliance, Inc.(a)                              34,300       1,271,501

Computer Software-1.6%
Microsoft Corp.                                         58,900       1,422,435

Internet Media-5.9%
Google, Inc. Cl.A(a)                                     8,495       3,550,400
Yahoo!, Inc.(a)                                         48,600       1,593,108
                                                                  ------------
                                                                     5,143,508

Semiconductor Capital Equipment-0.4%
KLA-Tencor Corp.                                         6,300         303,408

Semiconductor Components-7.9%
Advanced Micro Devices, Inc.(a)                         70,300       2,274,205
Broadcom Corp. Cl.A(a)                                  71,150       2,924,977
Marvell Technology Group, Ltd.(a)                       17,400         993,366
NVIDIA Corp.*(a)                                        23,800         695,436
                                                                  ------------
                                                                     6,887,984
                                                                  ------------
                                                                    27,054,998

Health Care-21.5%
Biotechnology-7.2%
Amgen, Inc.(a)                                          12,200         825,940
Genentech, Inc.(a)                                      37,700       3,005,067
Gilead Sciences, Inc.(a)                                29,800       1,713,500
Monsanto Co.                                             8,600         717,240
                                                                  ------------
                                                                     6,261,747

Drugs-3.2%
Teva Pharmaceutical Industries, Ltd. (ADR)              69,200       2,802,600

Medical Products-2.6%
Alcon, Inc.*                                            22,500       2,288,475


8 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-8.5%
Caremark Rx, Inc.                                       32,500      $1,480,375
Medco Health Solutions, Inc.(a)                          8,100         431,163
UnitedHealth Group, Inc.                                40,200       1,999,548
WellPoint, Inc.(a)                                      48,300       3,429,300
                                                                  ------------
                                                                     7,340,386
                                                                  ------------
                                                                    18,693,208

Finance-16.9%
Banking-Money Center-4.0%
JPMorgan Chase & Co.                                    40,800       1,851,504
UBS AG                                                  13,800       1,612,530
                                                                  ------------
                                                                     3,464,034

Banking - Regional-1.2%
Northern Trust Corp.                                    18,300       1,077,687

Brokerage & Money Management-8.0%
Franklin Resources, Inc.                                20,100       1,871,712
Goldman Sachs Group, Inc.                                9,550       1,530,769
Legg Mason, Inc.                                        16,700       1,978,616
Merrill Lynch & Co., Inc.                               20,700       1,578,582
                                                                  ------------
                                                                     6,959,679

Insurance-3.0%
ACE, Ltd.                                                8,000         444,320
American International Group, Inc.                      32,600       2,127,150
                                                                  ------------
                                                                     2,571,470

Miscellaneous-0.7%
Nasdaq Stock Market, Inc.(a)                            15,300         572,526
                                                                  ------------
                                                                    14,645,396

Consumer Services-11.2%
Cellular Communications-0.9%
America Movil S.A. de C.V. (ADR)                        21,000         775,110

Restaurants & Lodging-2.9%
Hilton Hotels Corp.                                     13,100         352,914
Las Vegas Sands Corp.*(a)                               10,600         686,986
McDonald's Corp.                                        30,200       1,044,014
Starbucks Corp.(a)                                      13,100         488,237
                                                                  ------------
                                                                     2,572,151
Retail-3.1%
eBay, Inc.(a)                                           78,000       2,683,980

Retail - General Merchandise-4.3%
Lowe's Cos., Inc.                                       29,100       1,834,755
Target Corp.                                            35,200       1,869,120
                                                                  ------------
                                                                     3,703,875
                                                                  ------------
                                                                     9,735,116


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 9


                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                   (000)   U.S. $ Value
-------------------------------------------------------------------------------
Energy-9.8%
Oil Service-9.8%
Baker Hughes, Inc.                                       8,900        $719,387
GlobalSantaFe Corp.                                     20,700       1,267,047
Halliburton Co.                                         51,100       3,993,465
Nabors Industries, Ltd.*(a)                             44,800       1,672,384
Schlumberger, Ltd.                                      13,100         905,734
                                                                  ------------
                                                                     8,558,017

Consumer Staples-5.8%
Household Products-4.3%
The Procter & Gamble Co.                                63,500       3,696,335

Retail - Food & Drug-1.5%
Walgreen Co.                                            22,100         926,653
Whole Foods Market, Inc.*                                6,400         392,832
                                                                  ------------
                                                                     1,319,485
                                                                  ------------
                                                                     5,015,820

Aerospace & Defense-3.7%
Aerospace-3.7%
The Boeing Co.                                          32,200       2,687,090
Rockwell Collins, Inc.                                   9,000         514,800
                                                                  ------------
                                                                     3,201,890

Total Common Stocks
  (cost $67,058,109)                                                86,904,445

SHORT-TERM INVESTMENTS-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  4.10%, 5/01/06
  (cost $358,000)                                   $      358         358,000

Total Investment Before Security
  Lending Collateral-100.4%
  (cost $67,416,109)                                                87,262,445

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-2.2%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.74%
  (cost $1,860,550)                                  1,860,550       1,860,550


10 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                                                  U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-102.6%
  (cost $69,276,659)                                               $89,122,995
Other assets less liabilities-(2.6)%                                (2,245,179)

Net Assets-100%                                                    $86,877,816



* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Non-income producing security.

    Glossary:
    ADR-American Depositary Receipt

    See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 11


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value
  (cost $69,276,659--including investment of cash collateral
  for securities loaned of $1,860,550)                            $89,122,995(a)
Cash                                                                      875
Receivable for investment securities sold                             882,023
Dividends and interest receivable                                      45,001
Total assets                                                       90,050,894
Liabilities
Payable for collateral on securities loaned                         1,860,550
Payable for investment securities purchased                           846,890
Payable for capital stock redeemed                                    352,534
Advisory fee payable                                                   33,451
Transfer Agent fee payable                                              4,361
Distribution fee payable                                                  725
Accrued expenses                                                       74,567
Total liabilities                                                   3,173,078
Net Assets                                                        $86,877,816
Composition of Net Assets
Capital stock, at par                                                  $7,540
Additional paid-in capital                                        259,589,536
Accumulated net investment loss                                      (107,715)
Accumulated net realized loss on investment transactions         (192,457,881)
Net unrealized appreciation of investments                         19,846,336
                                                                  $86,877,816

Net Asset Value Per Share-- 6 billion shares of capital stock authorized, $.001 par value

                                                         Shares       Net Asset
Class                                     Net Assets   Outstanding      Value
-------------------------------------------------------------------------------
I                                        $84,175,967    7,299,002       $11.53
II                                        $2,701,849      241,092       $11.21


(a)  Includes securities on loan with a value of $1,801,149 (see Note E).

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $6,681, respectively)                                            $258,019
Interest                                                                22,476
Total income                                                           280,495
Expenses
Advisory fee                                                           319,492
Distribution fee--Class II                                               4,819
Transfer agency--Class I                                                22,536
Transfer agency--Class II                                                  512
Custodian                                                               61,810
Administrative                                                          42,500
Audit                                                                   19,878
Registration fees                                                       18,558
Directors' fees and expenses                                            15,849
Printing                                                                15,711
Legal                                                                   13,395
Miscellaneous                                                            3,365
Total expenses                                                         538,425
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                                         (150,187)
Less: expense offset arrangement
  (see Note B)                                                             (28)
Net expenses                                                           388,210
Net investment loss                                                   (107,715)
Realized and Unrealized Gain (Loss)
  on Investment Transactions
Net realized gain on investment transactions                         5,411,271
Net change in unrealized appreciation/depreciation of
  investments                                                         (749,294)
Net gain on investment transactions                                  4,661,977
Net Increase in Net Assets from Operations                          $4,554,262


See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 13


STATEMENT OF CHANGES IN NET ASSETS


                                                Six Months Ended     Year Ended
                                                 April 30, 2006      October 31,
                                                   (unaudited)          2005
                                                 --------------     -----------
Increase (Decrease) in Net Assets
  from Operations
Net investment loss                                  $(107,715)      $(176,787)
Net realized gain on investment
  transactions                                       5,411,271       2,380,271
Net change in unrealized
  appreciation/depreciation
  of investments                                      (749,294)      8,592,346
Net increase in net assets
  from operations                                    4,554,262      10,795,830
Capital Stock Transactions
Net increase                                         6,871,643       2,756,514
Total increase                                      11,425,905      13,552,344
Net Assets
Beginning of period                                 75,451,911      61,899,567
End of period (including accumulated
  net investment loss of ($107,715)
  and ($0), respectively)                          $86,877,816     $75,451,911


See notes to financial statements.


14 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)


NOTE A

Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to the AllianceBernstein Premier Growth Institutional Fund (the "Fund"). The Premier Growth Institutional Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but ex-


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 15


cluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and


16 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 17


the next $2.5 billion and .60% in excess of $5 billion of the Fund average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.20% of average daily net assets for Class I and Class II of the Fund. For the six months ended April 30, 2006, such reimbursements amounted to $107,687.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the six months ended April 30, 2006, the Adviser voluntarily agreed to waive all of its fees for the Fund. Such waiver amounted to $42,500.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $28, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2006, amounted to $65,149, of which $1,614 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management,Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the


18 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                     Purchases           Sales
Investment securities (excluding
  U.S. government securities)                      $50,242,053     $43,022,443
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $20,792,569
Gross unrealized depreciation                                         (946,233)
Net unrealized appreciation                                        $19,846,336

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of April 30, 2006, the Fund had loaned securities with a value of $1,801,149 and received cash collateral which was invested in a money market fund valued at $1,860,550 as included in the accompanying portfolio of investments. For the six months ended April 30, 2006, the Fund earned fee income of $802 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 19


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold            1,912,158     2,450,223     $22,330,116     $24,348,208
Shares redeemed       (1,267,073)   (2,082,059)    (14,743,224)    (20,246,551)
Net increase             645,085       368,164      $7,586,892      $4,101,657

Class II
Shares sold                7,913        27,713         $88,664        $261,425
Shares redeemed          (70,860)     (167,005)       (803,913)     (1,606,568)
Net decrease             (62,947)     (139,292)      $(715,249)    $(1,345,143)

NOTE G

Risk Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Funds' maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.


20 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTE I

Components of Accumulated Earnings/(Deficit) and Distributions to Shareholders The tax character of distribution to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(197,282,924)(a)
Unrealized appreciation/(depreciation)                            20,009,402(b)
Total accumulated earnings/(deficit)                           $(177,273,522)

(a) On October 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $197,282,924, of which $107,132,478 expires in the year 2009, $71,321,142 expires in the year 2010 and $18,829,304 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, $1,756,860 of capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 21


  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


22 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 23


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


24 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class I
                                         -------------------------------------------------------------------------------
                                         Six Months
                                              Ended
                                          April 30,                          Year Ended October 31,
                                               2006      ---------------------------------------------------------------
                                        (unaudited)          2005         2004         2003         2002         2001
                                         -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $10.86           $9.21        $8.95        $7.92        $9.87       $17.06
Income From Investment
Operations
Net investment loss(a)(b)                    (.01)           (.02)        (.03)        (.01)        (.02)        (.02)
Net realized and unrealized
  gain (loss) on investment
  transactions                                .68            1.67          .29         1.04        (1.93)       (5.94)
Net increase (decrease) in
  net asset value from
  operations                                  .67            1.65          .26         1.03        (1.95)       (5.96)
Less: Distributions
Distributions from
  net realized gain on
  investment transactions                      -0-             -0-          -0-          -0-          -0-       (1.12)
Distributions in excess
  of net realized gain on
  investment transactions                      -0-             -0-          -0-          -0-          -0-        (.11)
Total distributions                            -0-             -0-          -0-          -0-          -0-       (1.23)
Net asset value, end of period             $11.53          $10.86        $9.21        $8.95        $7.92        $9.87
Total Return
Total investment return based on
  net asset value(c)                         6.17%          17.92%        2.91%       13.01%      (19.76)%     (37.36)%
Ratios/Supplemental Data
Net assets, end of period(d)              $84,176         $72,240      $57,912      $74,042      $67,380     $178,157
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                    .90%(e)(f)      .90%         .90%         .90%         .90%         .90%
  Expenses, before
    waivers/reimbursements                   1.25%(e)(f)     1.38%        1.49%        1.54%        1.32%        1.16%
  Net investment loss(b)                     (.24)%(e)(f)    (.25)%       (.30)%       (.08)%       (.23)%       (.20)%
Portfolio turnover rate                        51%             73%          74%          91%          96%         156%


See footnote summary on page 27.


26 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           Class II
                                         -------------------------------------------------------------------------------
                                         Six Months
                                              Ended
                                          April 30,                        Year Ended October 31,
                                               2006      ---------------------------------------------------------------
                                        (unaudited)          2005         2004         2003         2002         2001
                                         -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $10.57           $8.99        $8.76        $7.78        $9.73       $16.88
Income From Investment
  Operations
Net investment loss(a)(b)                    (.03)           (.05)        (.05)        (.03)        (.05)        (.06)
Net realized and unrealized
  gain (loss) on investment
  transactions                                .67            1.63          .28         1.01        (1.90)       (5.86)
Net increase (decrease) in
  net asset value from
  operations                                  .64            1.58          .23          .98        (1.95)       (5.92)
Less: Distributions
Distributions from
  net realized gain on
  investment transactions                      -0-             -0-          -0-          -0-          -0-       (1.12)
Distributions in excess
  of net realized gain on
  investment transactions                      -0-             -0-          -0-          -0-          -0-        (.11)
Total distributions                            -0-             -0-          -0-          -0-          -0-       (1.23)
Net asset value, end of period             $11.21          $10.57        $8.99        $8.76        $7.78        $9.73
Total Return
Total investment return based on
  net asset value(c)                         6.05%          17.58%        2.63%       12.60%      (20.04)%     (37.54)%
Ratios/Supplemental Data
Net assets, end of period(d)               $2,702          $3,212       $3,988      $20,574      $20,672      $28,152
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                   1.20%(e)(f)     1.20%        1.20%        1.20%        1.20%        1.20%
  Expenses, before
    waivers/reimbursements                   1.53%(e)(f)     1.68%        1.72%        1.80%        1.60%        1.49%
  Net investment loss(b)                     (.55)%(e)(f)    (.53)%       (.61)%       (.39)%       (.52)%       (.52)%
Portfolio turnover rate                        51%             73%          74%          91%          96%         156%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized

(d)  000's omitted.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 27


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Premier Growth Institutional Fund (the "Fund") was held on December 6, 2005. The Meeting was originally scheduled to be held on November 15, 2005, however an insufficient number of votes had been received as of November 15, 2005 to constitute a quorum and the Meeting was therefore adjourned until

December 6, 2005 in order to permit for additional time for the solicitation of proxies. At the December 6, 2005 Meeting, with respect to the first item of business, the election of Directors, and the second item of business, the amendment and restatement of the Fund's charter, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of the proposal and number of shares voted at the Meeting are as follows:

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                      Withheld
                                                     Voted For       Authority
                                                 -----------------------------
Ruth Block                                          34,905,237         135,061
David H. Dievler                                    34,890,756         149,542
John H. Dobkin                                      34,817,069         223,229
Michael J. Downey                                   34,899,711         140,587
William H. Foulk, Jr.                               34,897,169         143,129
D. James Guzy                                       34,407,723         632,575
Marc O. Mayer                                       34,900,497         139,801
Marshall C. Turner, Jr.                             34,883,980         156,318

                                                                         Voted          Broker
                                     Voted For         Against       Abstained       Non-Votes
                                 -------------------------------------------------------------
2. The amendment and
restatement of the Charter.         34,086,331         263,277         305,724               0


28 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
David P. Handke, Jr., Vice President
Syed J. Hasnain, Vice President
James G. Reilly, Vice President
Michael J. Reilly, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Premier Growth Institutional Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 29


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


30 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their its duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

    1. Management fees charged to institutional and other clients of the Adviser for like services.

    2. Management fees charged by other mutual fund companies for like services.

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

    4. Profit margins of the Adviser and its affiliates from supplying such services.

    5.    Possible economies of scale as the Funds grow larger.

    6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 31


FUNDS ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)

                                                   Advisory Fee Based on % of
Funds(4)                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment          First $2.5 billion      0.55%
  Institutional Fund                              Next $2.5 billion       0.45%
                                                  Excess of $5 billion    0.40%

AllianceBernstein Premier Growth                  First $2.5 billion      0.75%
  Institutional Fund                              Next $2.5 billion       0.65%
                                                  Excess of $5 billion    0.60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                                    As a % of
                                                                  average daily
Fund                                                    Amount      net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment               $87,178         0.02
  Institutional Fund

AllianceBernstein Premier Growth                       $80,000         0.11
  Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.

(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc., have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


32 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                        Expense Cap          Gross
                                    Pursuant to Expense     Expense    Fiscal
Fund                              Limitation Undertaking    Ratio(6)  Year End
-------------------------------------------------------------------------------
AllianceBernstein Real Estate      Class I     1.20%         0.63%   October 31
  Investment Institutional Fund    Class II    1.50%         0.79%

AllianceBernstein Premier          Class I     0.90%         1.37%   October 31
  Growth Institutional Fund        Class II    1.20%         1.61%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services

(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 33


provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Funds:

                               Net Assets
                                06/30/05
Fund                              ($MIL)   Alliance Institutional Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Real Estate     $729.9   Domestic REIT Strategy
  Investment Institutional Fund            70 bp on 1st $25 million
                                           60 bp on next $25 million
                                           50 bp on next $25 million
                                           Negotiable on the balance
                                           Minimum account size: $10 million

AllianceBernstein Premier          $65.5   Large Cap Growth
  Growth Institutional Fund                80 bp on 1st $25 million
                                           50 bp on next $25 million
                                           40 bp on next $50 million
                                           30 bp on next $100 million
                                           25 bp on the balance
                                           Minimum account size: $10 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:

                 Asset Class             Fee(7)
                ------------             ------
                Equity Growth            0.80%
                Real Estate              0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:

Fund                         Sub-advised Fund     Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Premier    AST Alliance Growth  0.40% flat
  Growth Institutional Fund

                             Prudential Skandia   0.60% on first $500 million
                             Large Cap Growth     0.50% thereafter
                             Portfolio

                             EQ / Alliance       0.60% on the first $1 billion
                             Premier Growth      0.55% on the next $500 million
                                                 0.50% on the next $500 million
                                                 0.45% on the next $500 million
                                                 0.40% thereafter

(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


34 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Fund                           Sub-advised Fund     Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Premier      EQ / Bernstein       0.50% on first $1 billion
  Growth Institutional Fund    Diversified Value    0.40% on next $1 billion
  (continued)                                       0.30% on next $1 billion
                                                    0.20% thereafter

                               SunAmerica           0.35% on first $50 million
                               Alliance Growth      0.30% on next $100 million
                                                    0.25% thereafter

                               MassMutual           0.40% on first $300 million
                               Large Cap Growth     0.37% on next $300 million
                                                    0.35% on next $300 million
                                                    0.32% on next $600 million
                                                    0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                   Effective          Lipper
Funds                          Management Fee(9)   Group Median    Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate        0.550             0.850       2/6
  Investment Institutional Fund

AllianceBernstein Premier Growth     0.750             0.756       5/12
  Institutional Fund

(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 35


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                   Lipper     Lipper    Lipper   Lipper
                                   Expense   Universe  Universe   Group   Group
Funds                             Ratio(12)   Median     Rank    Median   Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate      0.700       1.114     5/41     0.952    2/6
  Investment Institutional Fund

AllianceBernstein Premier          0.891       1.027    43/155    0.876   7/12
  Growth Institutional Fund

Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class I share expense ratio.


36 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of each of the Fund for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                                 12b-1 Fees Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                       $1
  Institutional Fund

AllianceBernstein Premier Growth                            $24,829
  Institutional Fund

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 37


AGIS received the following fee from the Funds in the most recent fiscal year:

Funds                                                               AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Institutional Fund             $18,000

AllianceBernstein Premier Growth Institutional Fund                     $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


38 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds(15) relative to its Lipper group and universe for the periods ended May 31, 2005:

       AllianceBernstein Real Estate
       Investment Institutional Fund        Group      Universe
              1 year                         5/6         38/62
              3 year                         4/6         23/45
              5 year                         5/6         31/36

       AllianceBernstein Premier
       Growth Institutional Fund            Group      Universe
              1 year                         5/13       65/202
              3 year                         6/11       94/159
              5 year                         9/10       99/116

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                                Periods Ending May 31, 2005
                                                  Annualized Performance
-------------------------------------------------------------------------------
                                             1        3        5        Since
Funds                                       Year    Year      Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund              30.12    20.46     18.57      9.55
NAREIT Equity Index                        30.02    19.69     19.88     10.87

AllianceBernstein Premier Growth
Institutional Fund                          5.97     2.54     -9.97      1.16
Russell 1000 Growth Index                   3.33     3.97     -8.97      1.13
S&P 500 Index                               8.23     5.59     -1.92      4.26

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Funds.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 39


NOTES


40 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

IPG-0152-0406




AllianceBernstein Real Estate
Investment Institutional Fund


Semi-Annual Report

April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 15, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective And Policies

The Fund is an open-end fund that seeks total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in real estate investment trusts (REITs) and other real estate industry companies. The Fund invests in real estate companies that AllianceBernstein believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2006.

The Fund's Class I shares outperformed both the benchmark, which is the NAREIT Equity Index, and the S&P 500 Stock Index, for both the six- and 12-month periods ended April 30, 2006.

During the six-month period under review, the Fund's outperformance was driven by favorable security and sector selection. The Fund's office sector holdings produced a strong contribution as regionally-focused investments had stellar performance. Office players that have a focus in either specialized markets or niche geographies were characterized by stronger growth in earnings and lower vacancy, and thus, outperformed national office companies. The latter continue to face challenging conditions, such as higher-than-expected vacancy rates in some of their markets and poor rent growth prospects.

The Fund's underweight position in a national office company with a large weight in the index was one of the largest contributors to performance. Research indicated that the cash flow growth potential of this company was limited, and the dividend would not be covered for at least two years. Negative rent roll-downs and a challenging leasing market resulted in a dividend cut which negatively impacted the stock and thus boosted the Fund's relative performance. Stock selection in lodging was also a positive contributor. Lodging fundamentals have continued to improve and revenue per average room growth exceeded expectations for 2005 and early 2006. Underpinning solid lodging fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand. This should lend support to


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


strong occupancy and pricing over the near to medium term.

Sector selection also provided a contribution to relative performance during the six-month period ended April 30, 2006. The Fund's underweight position in specialty and its overweight position in lodging were the key contributors from a sector perspective.

During the 12-month period ended April 30, 2006, the Fund's outperformance was driven principally by security selection with a modest contribution derived from sector selection.

Stock selection in industrial/office properties provided a very strong contribution to performance during the 12-month period. During both the six- and 12-month periods, the Fund's niche and specialty office names performed well, as earnings and guidance continued to reflect better fundamentals than the average office sector. As with the six-month period, the Fund's underweight position in a major national office name was also a meaningful contributor to 12-month performance. Finally, the Fund also benefited from an overweight position in one of the strongest performing industrial companies.

In the 12-month period, sector selection provided a modest contribution to performance. The Fund's underweight position in the health care and specialty sectors were key contributors during this period. The Fund's overweight position in lodging also contributed during this period.

Market Review and Investment Strategy

During 2005 and early 2006, real estate fundamentals continued to strengthen across all property types as the U.S. economy improved, employment increased and consumer spending remained robust. As of the end of the reporting period, the overall REIT FFO (funds from operations) guidance for 2006 reflects an average 7%-8% growth for the sector. Multi-family (apartments) and industrial property owners are now showing the best same store sales growth comparisons since the beginning of 2001. The first quarter calendar 2006 reporting season provided further affirmation that the real estate fundamental recovery that began in 2005 is well established.

Capital flows into real estate have continued unabated during 2005 and into 2006. Institutions and private investors have continued to allocate funds to real estate and appear ready to exploit valuation discrepancies between public and private markets. In total, over the course of 2005, there were 10 privatizations and acquisitions involving $26 billion of equity and debt. On average, REITs continue to trade in line with private market valuations.

Real estate investment trust performance, as measured by the NAREIT Equity Index, exceeded the S&P 500 Stock Index return during the 12-month period ended April 30, 2006. All sectors of the NAREIT Equity Index performed strongly, with the residential and self-storage sectors achieving the best returns.


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


REITs continued to outperform during the most recent six-month period with the NAREIT Equity Index again outperforming the S&P 500 Stock Index. All sectors of the NAREIT Equity Index, with the exception of health care and specialty, performed well in this most recent period. Residential and lodging were the best performing sectors.

Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the health care and specialty/diversified sectors. The Fund continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is that early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                     Returns
THE FUND VS. ITS BENCHMARK                 ----------------------------
PERIODS ENDED APRIL 30, 2006                  6 Months     12 Months
-----------------------------------------------------------------------
AllianceBernstein Real Estate Investment
Institutional Fund
  Class I                                       18.00%        29.77%

NAREIT Equity Index                             14.91%        26.59%

S&P 500 Stock Index                              9.63%        15.41%


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006
--------------------------------------------------------------
                                                 Returns
Class I Shares
1 Year                                            29.77%
5 Years                                           21.16%
Since Inception*                                  11.60%


AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

Class I Shares
1 Year                                            41.48%
5 Years                                           22.52%
Since Inception*                                  12.21%


*  Inception Date: 12/9/97.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning           Ending
                                              Account Value     Account Value      Expenses Paid
                                            November 1, 2005    April 30, 2006     During Period*
--------------------------------------------------------------------------------------------------
Class I
Actual                                            $1,000          $1,180.00            $3.41
Hypothetical (5% return before expenses)          $1,000          $1,021.67            $3.16


* Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): 944.3


SECTOR BREAKDOWN*
[ ]  19.4%   Office                              [PIE CHART OMITTED]
[ ]  18.4%   Apartments
[ ]  13.1%   Regional Malls
[ ]  12.5%   Shopping Centers
[ ]  12.2%   Lodging
[ ]   7.8%   Warehouse & Industrial
[ ]   5.2%   Diversified & Others
[ ]   4.9%   Self Storage
[ ]   1.6%   Health Care
[ ]   1.4%   Specialty

[ ]   3.5%   Short-Term


TEN LARGEST HOLDINGS
April 30, 2006 (unaudited)


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Simon Property Group, Inc.                      $  62,196,048           6.5%
ProLogis Trust                                     51,086,948           5.4
Vornado Realty Trust                               49,378,932           5.2
AvalonBay Communities, Inc.                        44,027,760           4.7
Public Storage, Inc.                               42,952,856           4.6
Equity Residential Properties Trust                42,114,982           4.5
Boston Properties, Inc.                            37,859,003           4.0
General Growth Properties, Inc.                    35,058,974           3.7
Kimco Realty Corp.                                 32,655,835           3.5
Host Hotels & Resorts, Inc.                        32,072,645           3.4
                                                $ 429,403,983          45.5%


* All data are as of April 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classification presented herein is based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.6%

Real Estate Investment Trusts-96.6%
Apartments-18.4%
Archstone-Smith Trust                                 533,700     $  26,087,256
AvalonBay Communities, Inc.                           408,800        44,027,760
Camden Property Trust                                 411,000        28,248,030
Equity Residential Properties Trust                   938,600        42,114,982
Essex Property Trust, Inc.                             88,300         9,633,530
Mid-America Apartment Communities, Inc.               286,400        15,179,200
United Dominion Realty Trust, Inc.                    316,400         8,602,916
                                                                  -------------
                                                                    173,893,674
Diversified & Others-5.2%
Vornado Realty Trust                                  516,300        49,378,932

Health Care-1.7%
Ventas, Inc.                                          474,000        15,485,580

Lodging-12.2%
Equity Inns, Inc.                                     702,000        11,372,400
FelCor Lodging Trust, Inc.                            678,000        14,678,700
Host Hotels & Resorts, Inc.                         1,525,816        32,072,645
LaSalle Hotel Properties                              268,900        11,758,997
Starwood Hotels & Resorts Worldwide, Inc.             106,200         6,093,756
Strategic Hotels & Resorts, Inc.                      707,200        16,039,296
Sunstone Hotel Investors, Inc.                        813,800        23,388,612
                                                                  -------------
                                                                    115,404,406
Office-19.4%
Alexandria Real Estate Equities, Inc.                 350,500        31,755,300
Boston Properties, Inc.                               428,900        37,859,003
Brookfield Properties Corp.                           487,050        15,634,305
Corporate Office Properties Trust                     743,900        30,871,850
Equity Office Properties Trust                        375,550        12,130,265
Maguire Properties, Inc.                              680,550        23,111,478
Reckson Associates Realty Corp.                       323,600        13,164,048
SL Green Realty Corp.                                 185,200        18,334,800
                                                                  -------------
                                                                    182,861,049
Regional Malls-13.1%
General Growth Properties, Inc.                       746,730        35,058,974
Macerich Co.                                          204,100        14,944,202
Simon Property Group, Inc.                            759,600        62,196,048
Taubman Centers, Inc.                                 280,500        11,539,770
                                                                  -------------
                                                                    123,738,994
Self Storage-4.9%
Public Storage, Inc.                                  558,700        42,952,856
Sovran Self Storage, Inc.                              72,800         3,578,120
                                                                  -------------
                                                                     46,530,976


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-12.5%
Developers Diversified Realty Corp.                   431,900     $  22,977,080
Federal Realty Investment Trust                       268,100        18,292,463
Kimco Realty Corp.                                    879,500        32,655,835
Pan Pacific Retail Properties, Inc.                   127,500         8,496,600
Regency Centers Corp.                                 384,000        24,226,560
Tanger Factory Outlet Centers, Inc.                   356,500        11,686,070
                                                                  -------------
                                                                    118,334,608
Specialty-1.4%
Digital Realty Trust, Inc.                            458,800        12,938,160

Warehouse & Industrial-7.8%
AMB Property Corp.                                    256,000        12,797,440
First Potomac Realty Trust                            337,600         9,314,384
ProLogis Trust                                      1,017,263        51,086,948
                                                                  -------------
                                                                     73,198,772
Total Common Stocks
  (cost $613,978,390)                                               911,765,151

SHORT-TERM INVESTMENTS-3.5%
Time Deposits-3.5%
State Street Euro Dollar
  4.10%, 5/01/06
  (cost $33,135,000)                                 $ 33,135        33,135,000

Total Investments-100.1%
  (cost $647,113,390)                                               944,900,151
Other assets less liabilities-(0.1)%                                   (625,096)

Net Assets-100%                                                   $ 944,275,055


See notes to financial statements.


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $647,113,390)           $ 944,900,151
Cash                                                                        400
Receivable for capital stock sold                                     5,375,312
Dividends and interest receivable                                       779,196
Receivable for investment securities sold                                91,354
Total assets                                                        951,146,413

Liabilities
Payable for investment securities purchased                           5,972,875
Advisory fee payable                                                    422,673
Payable for capital stock redeemed                                      356,940
Administrative fee payable                                                6,246
Transfer Agent fee payable                                                2,396
Accrued expenses                                                        110,228
Total liabilities                                                     6,871,358
Net Assets                                                        $ 944,275,055

Composition of Net Assets
Capital stock, at par                                             $      60,429
Additional paid-in capital                                          606,153,293
Undistributed net investment income                                   5,163,618
Undistributed net realized gain on investment transactions           35,110,954
Net unrealized appreciation of investments                          297,786,761
                                                                  $ 944,275,055
Class I Net Asset Value Per Share--3 billion shares of
capital stock authorized, $.001 par value
  (based on 60,428,876 shares outstanding)                               $15.63


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $39,741)                                     $ 15,639,321
Interest                                               514,248     $ 16,153,569

Expenses
Advisory fee                                         2,348,198
Custodian                                               87,892
Printing                                                66,810
Administrative                                          39,580
Legal                                                   37,233
Transfer agency                                         26,577
Audit                                                   25,215
Registration fees                                       20,202
Directors' fees and expenses                            14,167
Miscellaneous                                           16,941
Total expenses                                       2,682,815
Less: expense offset arrangement
  (see Note B)                                          (4,196)
Net expenses                                                          2,678,619
Net investment income                                                13,474,950

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                       36,483,756
Net change in unrealized
  appreciation/depreciation
  of investments                                                     87,499,502
Net gain on investment transactions                                 123,983,258
Net Increase in Net Assets
  from Operations                                                  $137,458,208


See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2006     October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase in Net Assets
from Operations
Net investment income                           $   13,474,950   $   15,566,985
Net realized gain on investment
  transactions                                      36,483,756       51,958,529
Net change in unrealized
  appreciation/depreciation
  investments and foreign currency
  of investments                                    87,499,502       41,689,857
Net increase in net assets
  from operations                                  137,458,208      109,215,371

Dividends and Distributions to
Shareholders from
Net investment income
  Class I                                          (11,024,163)     (12,854,151)
  Class II                                                  (1)              (2)
Net realized gain on investment
  transactions
  Class I                                          (52,177,446)      (5,471,460)
  Class II                                                 (11)              (2)

Capital Stock Transactions
Net increase                                        98,996,945       86,344,950
Total increase                                     173,253,532      177,234,706

Net Assets
Beginning of period                                771,021,523      593,786,817
End of period (including undistributed net
  investment income of $5,163,618 and
  $2,712,832, respectively)                     $  944,275,055   $  771,021,523


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Fund offers Class I shares. As of February 10, 2006, the Class II shares are no longer offered to shareholders. Sales are made without a sales charge, at each Fund's net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Expense Allocations

Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% of average daily net assets. For the six months ended April 30, 2006, there was no reimbursement for the Fund.


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2006, such fees amounted to $39,580.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006, known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $4,196, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2006, amounted to $234,516, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006 were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  262,234,092   $  210,731,856
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  298,750,982
Gross unrealized depreciation                                          (964,221)
Net unrealized appreciation                                      $  297,786,761


NOTE D

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the six months ended April 30, 2006, the Fund did not engage in security lending.

NOTE E

Capital Stock

Transactions in capital shares for each class were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                       Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006      October 31,        2006         October 31,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold            8,095,034    13,426,768   $ 122,999,664   $ 180,591,628
Shares issued in
  reinvestment of
  dividends and
  distributions        1,766,710       463,299      25,045,612       6,256,839
Shares redeemed       (3,233,401)   (7,457,116)    (49,048,157)   (100,503,468)
Net increase           6,628,343     6,432,951   $  98,997,119   $  86,344,999

Class II(a)
Shares sold                   -0-            4   $          -0-  $          39
Shares redeemed              (11)          (79)           (174)           (825)
Net decrease                 (11)          (75)  $        (174)  $        (786)

(a) These shares are no longer being offered to shareholders as of February 10, 2006.


NOTE F

Risks Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   12,854,153   $   14,281,543
  Total taxable distributions                   12,854,153       14,281,543
  Long-term capital gains                        5,471,462        3,881,287
Total distributions paid                    $   18,325,615   $   18,162,830


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   11,279,527
Long-term capital gain                                           42,836,159
Unrealized appreciation/(depreciation)                          209,689,060(a)
Total accumulated earnings/(deficit)                         $  263,804,746


(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class I
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       April 30,                       Year Ended October 31,
                                          2006     ---------------------------------------------------------------
                                      (unaudited)      2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.33       $12.54        $9.79        $7.62        $7.66        $7.48

Income From Investment
  Operations
Net investment income(a)                   .24          .31          .27(b)       .31(b)       .28(b)       .39(b)
Net realized and unrealized
  gain on investment
  transactions                            2.22         1.86         2.90         2.28          .10          .21
Net increase in net asset value
  from operations                         2.46         2.17         3.17         2.59          .38          .60

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.20)        (.26)        (.42)        (.31)        (.28)        (.39)
Distributions from net realized
  gain on Investment
  transactions                             (.96)        (.12)          -0-          -0-          -0-          -0-
Tax return of capital                        -0-          -0-          -0-        (.11)        (.14)        (.03)
Total dividends and distributions         (1.16)        (.38)        (.42)        (.42)        (.42)        (.42)
Net asset value, end of period           $15.63       $14.33       $12.54        $9.79        $7.62        $7.66

Total Return
Total investment return
  based on net asset value(c)             18.00%       17.45%       32.98%       34.96%        4.58%        8.05%

Ratios/Supplemental Data
Net assets, end of period(d)           $944,275     $771,021     $593,787     $364,445     $178,818      $48,472
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                  .63%(e)(f)   .65%         .70%        1.08%        1.19%        1.00%
  Expenses, before
    waivers/reimbursements                  .63%(e)(f)   .65%         .94%        1.09%        1.29%        3.52%
  Net investment income                    3.16%(e)(f)  2.27%        2.48%(b)     3.63%(b)     3.41%(b)     5.32%(b)
Portfolio turnover rate                      25%          46%          22%          15%          24%          19%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  000's omitted.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 25


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") was held on December 6, 2005. The Meeting was originally scheduled to be held on November 15, 2005, however an insufficient number of votes had been received as of November 15, 2005 to constitute a quorum and the Meeting was therefore adjourned until December 6, 2005 in order to permit for additional time for the solicitation of proxies. At the December 6, 2005 Meeting, with respect to the first item of business, the election of Directors, the second item of business, the amendment and restatement of the Fund's charter, the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                               Withheld
                                           Voted For           Authority
                                      --------------------------------------
       Ruth Block                         34,905,237            135,061
       David H. Dievler                   34,890,756            149,542
       John H. Dobkin                     34,817,069            223,229
       Michael J. Downey                  34,899,711            140,587
       William H. Foulk, Jr.              34,897,169            143,129
       D. James Guzy                      34,407,723            632,575
       Marc O. Mayer                      34,900,497            139,801
       Marshall C. Turner, Jr.            34,883,980            156,318


                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
2.     The amendment and
       restatement of the
       Charter.                    34,086,331      263,277       305,724               0


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                    Voted                        Broker
                                    Voted For      Against      Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.A.   Diversification             28,421,378      234,213       295,323          26,066

3.B.   Issuing Senior Securities   28,252,622      373,617       324,675          26,066
       and Borrowing Money

3.C.   Underwriting Securities     28,266,834      334,810       349,270          26,066



26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Results of Shareholders Meeting

                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.D.   Concentration of            28,269,154      329,140       352,619          26,066
       Investments

3.E.   Real Estate and             28,350,253      267,686       332,974          26,066
       Companies That
       Deal In Real Estate

3.F.   Commodity Contracts         28,176,478      398,879       375,557          26,066
       and Futures Contracts

3.G.   Loans                       28,209,180      393,813       347,920          26,066

3.H.   Joint Securities Trading    28,256,715      330,795       363,403          26,066
       Accounts

3.I.   Exercising Control          28,339,458      263,506       347,950          26,066

3.K.   Oil, Gas and Other          28,298,795      381,165       270,953          26,066
       Types of Minerals or
       Mineral Leases

3.L.   Purchases of Securities     28,101,437      567,098       282,379          26,066
       on Margin

3.M.   Short Sales                 28,150,997      477,177       322,740          26,066

3.N.   Pledging, Hypothecating,    28,150,600      456,095       344,219          26,066
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification of     28,090,108      536,900       323,906          26,066
       the Fund's fundamental
       investment objective as
       non-fundamental with
       changes to the Fund's
       investment objectives.



ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G.Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernsteinReal Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)

                                              Advisory Fee Based on % of
Funds(4)                                       Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate             First $2.5 billion           0.55%
Investment Institutional Fund             Next $2.5 billion            0.45%
                                          Excess of $5 billion         0.40%

AllianceBernstein Premier Growth          First $2.5 billion           0.75%
Institutional Fund                        Next $2.5 billion            0.65%
                                          Excess of $5 billion         0.60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                              As a % of
Funds                                    Amount       average daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate            $87,178                 0.02
Investment Institutional Fund

AllianceBernstein Premier Growth         $80,000                 0.11
Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.


(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


                                       Expense Cap
                                  Pursuant to Expense      Gross
                                       Limitation         Expense     Fiscal
Fund                                  Undertaking         Ratio(6)   Year End
-------------------------------------------------------------------------------
AllianceBernstein Real Estate      Class I       1.20%     0.63%     October 31
Investment Institutional Fund      Class II      1.50%     0.79%

AllianceBernstein Premier          Class I       0.90%     1.37%     October 31
Growth Institutional Fund          Class II      1.20%     1.61%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory


(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


fees charged to institutional accounts with substantially similar investment styles as the Funds:

                                  Net Assets            Alliance
                                   06/30/05           Institutional
Fund                                ($MIL)            Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Real Estate       $729.9     Domestic REIT Strategy
Investment Institutional Fund                  70 bp on 1st $25 million
                                               60 bp on next $25 million
                                               50 bp on next $25 million
                                               Negotiable on the balance
                                               Minimum account size $10 million

AllianceBernstein Premier Growth    $ 65.5     Large Cap Growth
Institutional Fund                             80 bp on 1st $25 million
                                               50 bp on next $25 million
                                               40 bp on next $50 million
                                               30 bp on next $100 million
                                               25 bp on the balance
                                               Minimum account size $10 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:

Asset Class                      Fee(7)
---------------              ------------
Equity Growth                    0.80%
Real Estate                      0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:

Fund                           Sub-advised Fund             Fee Schedule
--------------------------------------------------------------------------------------
AllianceBernstein Premier     AST Alliance Growth     0.40% flat
Growth Institutional Fund     & Income Portfolio

                              Prudential Skandia      0.60% on first $500 million
                              Large Cap Growth        0.50% thereafter
                              Portfolio

                              EQ / Alliance           0.60% on the first $1 billion
                              Premier Growth          0.55% on the next $500 million
                                                      0.50% on the next $500 million
                                                      0.45% on the next $500 million
                                                      0.40% thereafter


(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33


Fund                           Sub-advised Fund        Fee Schedule
--------------------------------------------------------------------------------------
                               EQ / Bernstein          0.50% on first $1 billion
                               Diversified Value       0.40% on next $1 billion
                                                       0.30% on next $1 billion
                                                       0.20% thereafter

                               SunAmerica Alliance     0.35% on first $50 million
                               Growth                  0.30% on next $100 million
                                                       0.25% thereafter

                               MassMutual              0.40% on first $300 million
                               Large Cap Growth        0.37% on next $300 million
                                                       0.35% on next $300 million
                                                       0.32% on next $600 million
                                                       0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the effective management fees relative to the Lipper group median at the approximate current asset level of the Funds.(8)

                                      Effective           Lipper
Funds                             Management Fee(9)   Group Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate           0.550             0.850          2/6
Investment Institutional Fund
AllianceBernstein Premier Growth        0.750             0.756         5/12
Institutional Fund


(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                      Lipper     Lipper     Lipper     Lipper
                          Expense    Universe   Universe     Group     Group
Funds                    Ratio(12)    Median      Rank      Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein          0.700      1.114        5/41      0.952       2/6
Real Estate Investment
Institutional Fund

AllianceBernstein          0.891      1.027      43/155      0.876      7/12
Premier Growth
Institutional Fund

Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Funds level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Univese. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class A share expense ratio.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds principal underwriter. ABIRM and the Adviser have disclosed in the Funds prospectus that they may make payments13 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Funds for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                             12b-1 Fees Received
--------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                $      1
Institutional Fund

AllianceBernstein Premier Growth                        $ 24,829
Institutional Fund


(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Funds                                                              AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Institutional Fund          $18,000
AllianceBernstein Premier Growth Institutional Fund                  $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, and 5 year performance ranking of the Funds(15) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Real Estate
Investment Institutional Fund     Group         Universe
   1 year                          5/6            38/62
   3 year                          4/6            23/45
   5 year                          5/6            31/36

AllianceBernstein Premier
Growth Institutional Fund         Group          Universe
   1 year                          5/13           65/202
   3 year                          6/11           94/159
   5 year                          9/10           99/116

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                             Periods Ending May 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                          1         3         5       Since
Funds                                   Year      Year      Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund           30.12     20.46     18.57      9.55
NAREIT Equity Index                     30.02     19.69     19.88     10.87

AllianceBernstein Premier Growth
Institutional Fund                       5.97      2.54     -9.97      1.16
Russell 1000 Growth Index                3.33      3.97     -8.97      1.13
S&P 500 Index                            8.23      5.59     -1.92      4.26


(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 39


NOTES


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IREIT-0152-0406




-------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund
-------------------------------

Semi-Annual Report

April 30, 2006


[LOGO]
BERNSTEIN
Global Wealth Management
A unit of AllianceBernstein L.P.



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.bernstein.com or call your financial advisor. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.bernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call Bernstein at (212) 756-4097.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Bernstein Global Wealth Management is a unit of AllianceBerstein L.P.

AllianceBernstein Investments, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of AllianceBernstein L.P., the manager of the funds, is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 15, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective And Policies

The Fund is an open-end fund that seeks total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in real estate investment trusts (REITs) and other real estate industry companies. The Fund invests in real estate companies that AllianceBernstein believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2006.

The Fund's Class I shares outperformed both the benchmark, which is the NAREIT Equity Index, and the S&P 500 Stock Index, for both the six- and 12-month periods ended April 30, 2006.

During the six-month period under review, the Fund's outperformance was driven by favorable security and sector selection. The Fund's office sector holdings produced a strong contribution as regionally-focused investments had stellar performance. Office players that have a focus in either specialized markets or niche geographies were characterized by stronger growth in earnings and lower vacancy, and thus, outperformed national office companies. The latter continue to face challenging conditions, such as higher-than-expected vacancy rates in some of their markets and poor rent growth prospects.

The Fund's underweight position in a national office company with a large weight in the index was one of the largest contributors to performance. Research indicated that the cash flow growth potential of this company was limited, and the dividend would not be covered for at least two years. Negative rent roll-downs and a challenging leasing market resulted in a dividend cut which negatively impacted the stock and thus boosted the Fund's relative performance. Stock selection in lodging was also a positive contributor. Lodging fundamentals have continued to improve and revenue per average room growth exceeded expectations for 2005 and early 2006. Underpinning solid lodging fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand. This should lend support to


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


strong occupancy and pricing over the near to medium term.

Sector selection also provided a contribution to relative performance during the six-month period ended April 30, 2006. The Fund's underweight position in specialty and its overweight position in lodging were the key contributors from a sector perspective.

During the 12-month period ended April 30, 2006, the Fund's outperformance was driven principally by security selection with a modest contribution derived from sector selection.

Stock selection in industrial/office properties provided a very strong contribution to performance during the 12-month period. During both the six- and 12-month periods, the Fund's niche and specialty office names performed well, as earnings and guidance continued to reflect better fundamentals than the average office sector. As with the six-month period, the Fund's underweight position in a major national office name was also a meaningful contributor to 12-month performance. Finally, the Fund also benefited from an overweight position in one of the strongest performing industrial companies.

In the 12-month period, sector selection provided a modest contribution to performance. The Fund's underweight position in the health care and specialty sectors were key contributors during this period. The Fund's overweight position in lodging also contributed during this period.

Market Review and Investment Strategy

During 2005 and early 2006, real estate fundamentals continued to strengthen across all property types as the U.S. economy improved, employment increased and consumer spending remained robust. As of the end of the reporting period, the overall REIT FFO (funds from operations) guidance for 2006 reflects an average 7%-8% growth for the sector. Multi-family (apartments) and industrial property owners are now showing the best same store sales growth comparisons since the beginning of 2001. The first quarter calendar 2006 reporting season provided further affirmation that the real estate fundamental recovery that began in 2005 is well established.

Capital flows into real estate have continued unabated during 2005 and into 2006. Institutions and private investors have continued to allocate funds to real estate and appear ready to exploit valuation discrepancies between public and private markets. In total, over the course of 2005, there were 10 privatizations and acquisitions involving $26 billion of equity and debt. On average, REITs continue to trade in line with private market valuations.

Real estate investment trust performance, as measured by the NAREIT Equity Index, exceeded the S&P 500 Stock Index return during the 12-month period ended April 30, 2006. All sectors of the NAREIT Equity Index performed strongly, with the residential and self-storage sectors achieving the best returns.


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


REITs continued to outperform during the most recent six-month period with the NAREIT Equity Index again outperforming the S&P 500 Stock Index. All sectors of the NAREIT Equity Index, with the exception of health care and specialty, performed well in this most recent period. Residential and lodging were the best performing sectors.

Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the health care and specialty/diversified sectors. The Fund continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is that early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                     Returns
THE FUND VS. ITS BENCHMARK                 ----------------------------
PERIODS ENDED APRIL 30, 2006                  6 Months     12 Months
-----------------------------------------------------------------------
AllianceBernstein Real Estate Investment
Institutional Fund
  Class I                                       18.00%        29.77%

NAREIT Equity Index                             14.91%        26.59%

S&P 500 Stock Index                              9.63%        15.41%


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006
--------------------------------------------------------------
                                                 Returns
Class I Shares
1 Year                                            29.77%
5 Years                                           21.16%
Since Inception*                                  11.60%


AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

Class I Shares
1 Year                                            41.48%
5 Years                                           22.52%
Since Inception*                                  12.21%


*  Inception Date: 12/9/97.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning           Ending
                                              Account Value     Account Value      Expenses Paid
                                            November 1, 2005    April 30, 2006     During Period*
--------------------------------------------------------------------------------------------------
Class I
Actual                                            $1,000          $1,180.00            $3.41
Hypothetical (5% return before expenses)          $1,000          $1,021.67            $3.16


* Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): 944.3


SECTOR BREAKDOWN*
[ ]  19.4%   Office                              [PIE CHART OMITTED]
[ ]  18.4%   Apartments
[ ]  13.1%   Regional Malls
[ ]  12.5%   Shopping Centers
[ ]  12.2%   Lodging
[ ]   7.8%   Warehouse & Industrial
[ ]   5.2%   Diversified & Others
[ ]   4.9%   Self Storage
[ ]   1.6%   Health Care
[ ]   1.4%   Specialty

[ ]   3.5%   Short-Term


TEN LARGEST HOLDINGS
April 30, 2006 (unaudited)


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Simon Property Group, Inc.                      $  62,196,048           6.5%
ProLogis Trust                                     51,086,948           5.4
Vornado Realty Trust                               49,378,932           5.2
AvalonBay Communities, Inc.                        44,027,760           4.7
Public Storage, Inc.                               42,952,856           4.6
Equity Residential Properties Trust                42,114,982           4.5
Boston Properties, Inc.                            37,859,003           4.0
General Growth Properties, Inc.                    35,058,974           3.7
Kimco Realty Corp.                                 32,655,835           3.5
Host Hotels & Resorts, Inc.                        32,072,645           3.4
                                                $ 429,403,983          45.5%


* All data are as of April 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classification presented herein is based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.6%

Real Estate Investment Trusts-96.6%
Apartments-18.4%
Archstone-Smith Trust                                 533,700     $  26,087,256
AvalonBay Communities, Inc.                           408,800        44,027,760
Camden Property Trust                                 411,000        28,248,030
Equity Residential Properties Trust                   938,600        42,114,982
Essex Property Trust, Inc.                             88,300         9,633,530
Mid-America Apartment Communities, Inc.               286,400        15,179,200
United Dominion Realty Trust, Inc.                    316,400         8,602,916
                                                                  -------------
                                                                    173,893,674
Diversified & Others-5.2%
Vornado Realty Trust                                  516,300        49,378,932

Health Care-1.7%
Ventas, Inc.                                          474,000        15,485,580

Lodging-12.2%
Equity Inns, Inc.                                     702,000        11,372,400
FelCor Lodging Trust, Inc.                            678,000        14,678,700
Host Hotels & Resorts, Inc.                         1,525,816        32,072,645
LaSalle Hotel Properties                              268,900        11,758,997
Starwood Hotels & Resorts Worldwide, Inc.             106,200         6,093,756
Strategic Hotels & Resorts, Inc.                      707,200        16,039,296
Sunstone Hotel Investors, Inc.                        813,800        23,388,612
                                                                  -------------
                                                                    115,404,406
Office-19.4%
Alexandria Real Estate Equities, Inc.                 350,500        31,755,300
Boston Properties, Inc.                               428,900        37,859,003
Brookfield Properties Corp.                           487,050        15,634,305
Corporate Office Properties Trust                     743,900        30,871,850
Equity Office Properties Trust                        375,550        12,130,265
Maguire Properties, Inc.                              680,550        23,111,478
Reckson Associates Realty Corp.                       323,600        13,164,048
SL Green Realty Corp.                                 185,200        18,334,800
                                                                  -------------
                                                                    182,861,049
Regional Malls-13.1%
General Growth Properties, Inc.                       746,730        35,058,974
Macerich Co.                                          204,100        14,944,202
Simon Property Group, Inc.                            759,600        62,196,048
Taubman Centers, Inc.                                 280,500        11,539,770
                                                                  -------------
                                                                    123,738,994
Self Storage-4.9%
Public Storage, Inc.                                  558,700        42,952,856
Sovran Self Storage, Inc.                              72,800         3,578,120
                                                                  -------------
                                                                     46,530,976


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-12.5%
Developers Diversified Realty Corp.                   431,900     $  22,977,080
Federal Realty Investment Trust                       268,100        18,292,463
Kimco Realty Corp.                                    879,500        32,655,835
Pan Pacific Retail Properties, Inc.                   127,500         8,496,600
Regency Centers Corp.                                 384,000        24,226,560
Tanger Factory Outlet Centers, Inc.                   356,500        11,686,070
                                                                  -------------
                                                                    118,334,608
Specialty-1.4%
Digital Realty Trust, Inc.                            458,800        12,938,160

Warehouse & Industrial-7.8%
AMB Property Corp.                                    256,000        12,797,440
First Potomac Realty Trust                            337,600         9,314,384
ProLogis Trust                                      1,017,263        51,086,948
                                                                  -------------
                                                                     73,198,772
Total Common Stocks
  (cost $613,978,390)                                               911,765,151

SHORT-TERM INVESTMENTS-3.5%
Time Deposits-3.5%
State Street Euro Dollar
  4.10%, 5/01/06
  (cost $33,135,000)                                 $ 33,135        33,135,000

Total Investments-100.1%
  (cost $647,113,390)                                               944,900,151
Other assets less liabilities-(0.1)%                                   (625,096)

Net Assets-100%                                                   $ 944,275,055


See notes to financial statements.


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $647,113,390)           $ 944,900,151
Cash                                                                        400
Receivable for capital stock sold                                     5,375,312
Dividends and interest receivable                                       779,196
Receivable for investment securities sold                                91,354
Total assets                                                        951,146,413

Liabilities
Payable for investment securities purchased                           5,972,875
Advisory fee payable                                                    422,673
Payable for capital stock redeemed                                      356,940
Administrative fee payable                                                6,246
Transfer Agent fee payable                                                2,396
Accrued expenses                                                        110,228
Total liabilities                                                     6,871,358
Net Assets                                                        $ 944,275,055

Composition of Net Assets
Capital stock, at par                                             $      60,429
Additional paid-in capital                                          606,153,293
Undistributed net investment income                                   5,163,618
Undistributed net realized gain on investment transactions           35,110,954
Net unrealized appreciation of investments                          297,786,761
                                                                  $ 944,275,055
Class I Net Asset Value Per Share--3 billion shares of
capital stock authorized, $.001 par value
  (based on 60,428,876 shares outstanding)                               $15.63


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $39,741)                                     $ 15,639,321
Interest                                               514,248     $ 16,153,569

Expenses
Advisory fee                                         2,348,198
Custodian                                               87,892
Printing                                                66,810
Administrative                                          39,580
Legal                                                   37,233
Transfer agency                                         26,577
Audit                                                   25,215
Registration fees                                       20,202
Directors' fees and expenses                            14,167
Miscellaneous                                           16,941
Total expenses                                       2,682,815
Less: expense offset arrangement
  (see Note B)                                          (4,196)
Net expenses                                                          2,678,619
Net investment income                                                13,474,950

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                       36,483,756
Net change in unrealized
  appreciation/depreciation
  of investments                                                     87,499,502
Net gain on investment transactions                                 123,983,258
Net Increase in Net Assets
  from Operations                                                  $137,458,208


See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2006     October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase in Net Assets
from Operations
Net investment income                           $   13,474,950   $   15,566,985
Net realized gain on investment
  transactions                                      36,483,756       51,958,529
Net change in unrealized
  appreciation/depreciation
  investments and foreign currency
  of investments                                    87,499,502       41,689,857
Net increase in net assets
  from operations                                  137,458,208      109,215,371

Dividends and Distributions to
Shareholders from
Net investment income
  Class I                                          (11,024,163)     (12,854,151)
  Class II                                                  (1)              (2)
Net realized gain on investment
  transactions
  Class I                                          (52,177,446)      (5,471,460)
  Class II                                                 (11)              (2)

Capital Stock Transactions
Net increase                                        98,996,945       86,344,950
Total increase                                     173,253,532      177,234,706

Net Assets
Beginning of period                                771,021,523      593,786,817
End of period (including undistributed net
  investment income of $5,163,618 and
  $2,712,832, respectively)                     $  944,275,055   $  771,021,523


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Fund offers Class I shares. As of February 10, 2006, the Class II shares are no longer offered to shareholders. Sales are made without a sales charge, at each Fund's net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Expense Allocations

Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% of average daily net assets. For the six months ended April 30, 2006, there was no reimbursement for the Fund.


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2006, such fees amounted to $39,580.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006, known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $4,196, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2006, amounted to $234,516, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006 were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  262,234,092   $  210,731,856
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  298,750,982
Gross unrealized depreciation                                          (964,221)
Net unrealized appreciation                                      $  297,786,761


NOTE D

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the six months ended April 30, 2006, the Fund did not engage in security lending.

NOTE E

Capital Stock

Transactions in capital shares for each class were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                         Ended                       Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006      October 31,        2006         October 31,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold            8,095,034    13,426,768   $ 122,999,664   $ 180,591,628
Shares issued in
  reinvestment of
  dividends and
  distributions        1,766,710       463,299      25,045,612       6,256,839
Shares redeemed       (3,233,401)   (7,457,116)    (49,048,157)   (100,503,468)
Net increase           6,628,343     6,432,951   $  98,997,119   $  86,344,999

Class II(a)
Shares sold                   -0-            4   $          -0-  $          39
Shares redeemed              (11)          (79)           (174)           (825)
Net decrease                 (11)          (75)  $        (174)  $        (786)

(a) These shares are no longer being offered to shareholders as of February 10, 2006.


NOTE F

Risks Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   12,854,153   $   14,281,543
  Total taxable distributions                   12,854,153       14,281,543
  Long-term capital gains                        5,471,462        3,881,287
Total distributions paid                    $   18,325,615   $   18,162,830


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   11,279,527
Long-term capital gain                                           42,836,159
Unrealized appreciation/(depreciation)                          209,689,060(a)
Total accumulated earnings/(deficit)                         $  263,804,746


(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class I
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       April 30,                       Year Ended October 31,
                                          2006     ---------------------------------------------------------------
                                      (unaudited)      2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.33       $12.54        $9.79        $7.62        $7.66        $7.48

Income From Investment
  Operations
Net investment income(a)                   .24          .31          .27(b)       .31(b)       .28(b)       .39(b)
Net realized and unrealized
  gain on investment
  transactions                            2.22         1.86         2.90         2.28          .10          .21
Net increase in net asset value
  from operations                         2.46         2.17         3.17         2.59          .38          .60

Less: Dividends and
  Distributions
Dividends from net
  investment income                       (.20)        (.26)        (.42)        (.31)        (.28)        (.39)
Distributions from net realized
  gain on Investment
  transactions                             (.96)        (.12)          -0-          -0-          -0-          -0-
Tax return of capital                        -0-          -0-          -0-        (.11)        (.14)        (.03)
Total dividends and distributions         (1.16)        (.38)        (.42)        (.42)        (.42)        (.42)
Net asset value, end of period           $15.63       $14.33       $12.54        $9.79        $7.62        $7.66

Total Return
Total investment return
  based on net asset value(c)             18.00%       17.45%       32.98%       34.96%        4.58%        8.05%

Ratios/Supplemental Data
Net assets, end of period(d)           $944,275     $771,021     $593,787     $364,445     $178,818      $48,472
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                  .63%(e)(f)   .65%         .70%        1.08%        1.19%        1.00%
  Expenses, before
    waivers/reimbursements                  .63%(e)(f)   .65%         .94%        1.09%        1.29%        3.52%
  Net investment income                    3.16%(e)(f)  2.27%        2.48%(b)     3.63%(b)     3.41%(b)     5.32%(b)
Portfolio turnover rate                      25%          46%          22%          15%          24%          19%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  000's omitted.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 25


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") was held on December 6, 2005. The Meeting was originally scheduled to be held on November 15, 2005, however an insufficient number of votes had been received as of November 15, 2005 to constitute a quorum and the Meeting was therefore adjourned until December 6, 2005 in order to permit for additional time for the solicitation of proxies. At the December 6, 2005 Meeting, with respect to the first item of business, the election of Directors, the second item of business, the amendment and restatement of the Fund's charter, the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                               Withheld
                                           Voted For           Authority
                                      --------------------------------------
       Ruth Block                         34,905,237            135,061
       David H. Dievler                   34,890,756            149,542
       John H. Dobkin                     34,817,069            223,229
       Michael J. Downey                  34,899,711            140,587
       William H. Foulk, Jr.              34,897,169            143,129
       D. James Guzy                      34,407,723            632,575
       Marc O. Mayer                      34,900,497            139,801
       Marshall C. Turner, Jr.            34,883,980            156,318


                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
2.     The amendment and
       restatement of the
       Charter.                    34,086,331      263,277       305,724               0


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                    Voted                        Broker
                                    Voted For      Against      Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.A.   Diversification             28,421,378      234,213       295,323          26,066

3.B.   Issuing Senior Securities   28,252,622      373,617       324,675          26,066
       and Borrowing Money

3.C.   Underwriting Securities     28,266,834      334,810       349,270          26,066



26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Results of Shareholders Meeting

                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.D.   Concentration of            28,269,154      329,140       352,619          26,066
       Investments

3.E.   Real Estate and             28,350,253      267,686       332,974          26,066
       Companies That
       Deal In Real Estate

3.F.   Commodity Contracts         28,176,478      398,879       375,557          26,066
       and Futures Contracts

3.G.   Loans                       28,209,180      393,813       347,920          26,066

3.H.   Joint Securities Trading    28,256,715      330,795       363,403          26,066
       Accounts

3.I.   Exercising Control          28,339,458      263,506       347,950          26,066

3.K.   Oil, Gas and Other          28,298,795      381,165       270,953          26,066
       Types of Minerals or
       Mineral Leases

3.L.   Purchases of Securities     28,101,437      567,098       282,379          26,066
       on Margin

3.M.   Short Sales                 28,150,997      477,177       322,740          26,066

3.N.   Pledging, Hypothecating,    28,150,600      456,095       344,219          26,066
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification of     28,090,108      536,900       323,906          26,066
       the Fund's fundamental
       investment objective as
       non-fundamental with
       changes to the Fund's
       investment objectives.



ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G.Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernsteinReal Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)

                                              Advisory Fee Based on % of
Funds(4)                                       Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate             First $2.5 billion           0.55%
Investment Institutional Fund             Next $2.5 billion            0.45%
                                          Excess of $5 billion         0.40%

AllianceBernstein Premier Growth          First $2.5 billion           0.75%
Institutional Fund                        Next $2.5 billion            0.65%
                                          Excess of $5 billion         0.60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                              As a % of
Funds                                    Amount       average daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate            $87,178                 0.02
Investment Institutional Fund

AllianceBernstein Premier Growth         $80,000                 0.11
Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.


(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                       Expense Cap
                                  Pursuant to Expense      Gross
                                       Limitation         Expense     Fiscal
Fund                                  Undertaking         Ratio(6)   Year End
-------------------------------------------------------------------------------
AllianceBernstein Real Estate      Class I       1.20%     0.63%     October 31
Investment Institutional Fund      Class II      1.50%     0.79%

AllianceBernstein Premier          Class I       0.90%     1.37%     October 31
Growth Institutional Fund          Class II      1.20%     1.61%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory


(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


fees charged to institutional accounts with substantially similar investment styles as the Funds:

                                  Net Assets            Alliance
                                   06/30/05           Institutional
Fund                                ($MIL)            Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Real Estate       $729.9     Domestic REIT Strategy
Investment Institutional Fund                  70 bp on 1st $25 million
                                               60 bp on next $25 million
                                               50 bp on next $25 million
                                               Negotiable on the balance
                                               Minimum account size $10 million

AllianceBernstein Premier Growth    $ 65.5     Large Cap Growth
Institutional Fund                             80 bp on 1st $25 million
                                               50 bp on next $25 million
                                               40 bp on next $50 million
                                               30 bp on next $100 million
                                               25 bp on the balance
                                               Minimum account size $10 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:

Asset Class                      Fee(7)
---------------              ------------
Equity Growth                    0.80%
Real Estate                      0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:

Fund                           Sub-advised Fund             Fee Schedule
--------------------------------------------------------------------------------------
AllianceBernstein Premier     AST Alliance Growth     0.40% flat
Growth Institutional Fund     & Income Portfolio

                              Prudential Skandia      0.60% on first $500 million
                              Large Cap Growth        0.50% thereafter
                              Portfolio

                              EQ / Alliance           0.60% on the first $1 billion
                              Premier Growth          0.55% on the next $500 million
                                                      0.50% on the next $500 million
                                                      0.45% on the next $500 million
                                                      0.40% thereafter


(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fund                           Sub-advised Fund        Fee Schedule
--------------------------------------------------------------------------------------
                               EQ / Bernstein          0.50% on first $1 billion
                               Diversified Value       0.40% on next $1 billion
                                                       0.30% on next $1 billion
                                                       0.20% thereafter

                               SunAmerica Alliance     0.35% on first $50 million
                               Growth                  0.30% on next $100 million
                                                       0.25% thereafter

                               MassMutual              0.40% on first $300 million
                               Large Cap Growth        0.37% on next $300 million
                                                       0.35% on next $300 million
                                                       0.32% on next $600 million
                                                       0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the effective management fees relative to the Lipper group median at the approximate current asset level of the Funds.(8)

                                      Effective           Lipper
Funds                             Management Fee(9)   Group Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate           0.550             0.850          2/6
Investment Institutional Fund
AllianceBernstein Premier Growth        0.750             0.756         5/12
Institutional Fund


(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                      Lipper     Lipper     Lipper     Lipper
                          Expense    Universe   Universe     Group     Group
Funds                    Ratio(12)    Median      Rank      Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein          0.700      1.114        5/41      0.952       2/6
Real Estate Investment
Institutional Fund

AllianceBernstein          0.891      1.027      43/155      0.876      7/12
Premier Growth
Institutional Fund

Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Funds level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Univese. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class A share expense ratio.


34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds principal underwriter. ABIRM and the Adviser have disclosed in the Funds prospectus that they may make payments13 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Funds for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                             12b-1 Fees Received
--------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                $      1
Institutional Fund

AllianceBernstein Premier Growth                        $ 24,829
Institutional Fund


(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Funds                                                              AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Institutional Fund          $18,000
AllianceBernstein Premier Growth Institutional Fund                  $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, and 5 year performance ranking of the Funds(15) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Real Estate
Investment Institutional Fund     Group         Universe
   1 year                          5/6            38/62
   3 year                          4/6            23/45
   5 year                          5/6            31/36

AllianceBernstein Premier
Growth Institutional Fund         Group          Universe
   1 year                          5/13           65/202
   3 year                          6/11           94/159
   5 year                          9/10           99/116

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                             Periods Ending May 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                          1         3         5       Since
Funds                                   Year      Year      Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund           30.12     20.46     18.57      9.55
NAREIT Equity Index                     30.02     19.69     19.88     10.87

AllianceBernstein Premier Growth
Institutional Fund                       5.97      2.54     -9.97      1.16
Russell 1000 Growth Index                3.33      3.97     -8.97      1.13
S&P 500 Index                            8.23      5.59     -1.92      4.26


(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTES


NOTES


[LOGO]
BERNSTEIN
Global Wealth Management
A unit of AllianceBernstein L.P.


BIREIT-0152-0406



ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ----------------------

     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Institutional Funds, Inc.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   June 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   June 28, 2006


By:     /s/ Mark D. Gersten
        -------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   June 28, 2006